The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Forty Fund $0
Janus Adviser Global Real Estate Fund $12
Janus Adviser INTECH Risk-Managed Growth Fund $293
Janus Adviser INTECH Risk-Managed International Fund $63
Janus Adviser INTECH Risk-Managed Value Fund $8
Janus Adviser International Equity Fund $52
Janus Adviser International Forty Fund $2
Janus Adviser Long/Short Fund $43
Janus Adviser Modular Portfolio Construction(R) Fund $2
Janus Adviser Perkins Large Cap Value Fund $0

C-Class
Janus Adviser Forty Fund $0
Janus Adviser Global Real Estate Fund $10
Janus Adviser INTECH Risk-Managed Growth Fund $10
Janus Adviser INTECH Risk-Managed International Fund $57
Janus Adviser INTECH Risk-Managed Value Fund $8
Janus Adviser International Equity Fund $145
Janus Adviser International Forty Fund $2
Janus Adviser Long/Short Fund $1,577
Janus Adviser Modular Portfolio Construction(R) Fund $6
Janus Adviser Perkins Large Cap Value Fund $0

A-Class
Janus Adviser Forty Fund $0
Janus Adviser Global Real Estate Fund $19
Janus Adviser INTECH Risk-Managed Growth Fund $227
Janus Adviser INTECH Risk-Managed International Fund $71
Janus Adviser INTECH Risk-Managed Value Fund $77
Janus Adviser International Equity Fund $1,144
Janus Adviser International Forty Fund $11
Janus Adviser Long/Short Fund $3,286
Janus Adviser Modular Portfolio Construction(R) Fund $3
Janus Adviser Perkins Large Cap Value Fund $2

R-Class
Janus Adviser Forty Fund $0
Janus Adviser International Equity Fund $7
Janus Adviser Long/Short Fund $2

I-Class
Janus Adviser Forty Fund $0
Janus Adviser Global Real Estate Fund $117
Janus Adviser INTECH Risk-Managed Growth Fund $15,766
Janus Adviser INTECH Risk-Managed International Fund $89
Janus Adviser INTECH Risk-Managed Value Fund $2,447
Janus Adviser International Equity Fund $1,392
Janus Adviser International Forty Fund $8
Janus Adviser Long/Short Fund $2,173
Janus Adviser Modular Portfolio Construction(R) Fund $3
Janus Adviser Perkins Large Cap Value Fund $91

T-Class
Janus Adviser Forty Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser International Equity Fund $0
Janus Adviser International Forty Fund $0
Janus Adviser Long/Short Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Forty Fund $108,361
Janus Adviser Global Real Estate Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser International Equity Fund $28
Janus Adviser International Forty Fund $1
Janus Adviser Long/Short Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0

C-Class
Janus Adviser Forty Fund $18,207
Janus Adviser Global Real Estate Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser International Equity Fund $160
Janus Adviser International Forty Fund $1
Janus Adviser Long/Short Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0

A-Class
Janus Adviser Forty Fund $47,005
Janus Adviser Global Real Estate Fund $1
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser International Equity Fund $658
Janus Adviser International Forty Fund $2
Janus Adviser Long/Short Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0

R-Class
Janus Adviser Forty Fund $4,420
Janus Adviser International Equity Fund $6
Janus Adviser Long/Short Fund $0

I-Class
Janus Adviser Forty Fund $21,827
Janus Adviser Global Real Estate Fund $2
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser International Equity Fund $560
Janus Adviser International Forty Fund $4
Janus Adviser Long/Short Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0

T-Class
Janus Adviser Forty Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser International Equity Fund $0
Janus Adviser International Forty Fund $0
Janus Adviser Long/Short Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

S-Class
Janus Adviser Forty Fund $0
Janus Adviser Global Real Estate Fund $0.2484
Janus Adviser INTECH Risk-Managed Growth Fund $0.0733
Janus Adviser INTECH Risk-Managed International Fund $0.2477
Janus Adviser INTECH Risk-Managed Value Fund $0.2846
Janus Adviser International Equity Fund $0.1236
Janus Adviser International Forty Fund $0.0327
Janus Adviser Long/Short Fund $0.0356
Janus Adviser Modular Portfolio Construction(R) Fund $0.0849
Janus Adviser Perkins Large Cap Value Fund $0.0096

C-Class
Janus Adviser Forty Fund $0
Janus Adviser Global Real Estate Fund $0.2058
Janus Adviser INTECH Risk-Managed Growth Fund $0.0190
Janus Adviser INTECH Risk-Managed International Fund $0.2201
Janus Adviser INTECH Risk-Managed Value Fund $0.2118
Janus Adviser International Equity Fund $0.0847
Janus Adviser International Forty Fund $0.0327
Janus Adviser Long/Short Fund $0.1069
Janus Adviser Modular Portfolio Construction(R) Fund $0.0849
Janus Adviser Perkins Large Cap Value Fund $0

A-Class
Janus Adviser Forty Fund $0
Janus Adviser Global Real Estate Fund $0.2667
Janus Adviser INTECH Risk-Managed Growth Fund $0.1130
Janus Adviser INTECH Risk-Managed International Fund $0.2622
Janus Adviser INTECH Risk-Managed Value Fund $0.3207
Janus Adviser International Equity Fund $0.1593
Janus Adviser International Forty Fund $0.0327
Janus Adviser Long/Short Fund $0.1648
Janus Adviser Modular Portfolio Construction(R) Fund $0.0849
Janus Adviser Perkins Large Cap Value Fund $0.0241

R-Class
Janus Adviser Forty Fund $0
Janus Adviser International Equity Fund $0.0932
Janus Adviser Long/Short Fund $0.1237

I-Class
Janus Adviser Forty Fund $0
Janus Adviser Global Real Estate Fund $0.2667
Janus Adviser INTECH Risk-Managed Growth Fund $0.1727
Janus Adviser INTECH Risk-Managed International Fund $0.2754
Janus Adviser INTECH Risk-Managed Value Fund $0.3383
Janus Adviser International Equity Fund $0.1912
Janus Adviser International Forty Fund $0.0327
Janus Adviser Long/Short Fund $0.2028
Janus Adviser Modular Portfolio Construction(R) Fund $0.0849
Janus Adviser Perkins Large Cap Value Fund $0.0341

T-Class
Janus Adviser Forty Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser International Equity Fund $0
Janus Adviser International Forty Fund $0
Janus Adviser Long/Short Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

S-Class
Janus Adviser Forty Fund $1.2507
Janus Adviser Global Real Estate Fund $0.0046
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser International Equity Fund $0.0888
Janus Adviser International Forty Fund $0.0224
Janus Adviser Long/Short Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0

C-Class
Janus Adviser Forty Fund $1.2507
Janus Adviser Global Real Estate Fund $0.0046
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser International Equity Fund $0.0888
Janus Adviser International Forty Fund $0.0224
Janus Adviser Long/Short Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0

A-Class
Janus Adviser Forty Fund $1.2507
Janus Adviser Global Real Estate Fund $0.0046
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser International Equity Fund $0.0888
Janus Adviser International Forty Fund $0.0224
Janus Adviser Long/Short Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0

R-Class
Janus Adviser Forty Fund $1.2507
Janus Adviser International Equity Fund $0.0888
Janus Adviser Long/Short Fund $0


I-Class
Janus Adviser Forty Fund $1.2507
Janus Adviser Global Real Estate Fund $0.0046
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser International Equity Fund $0.0888
Janus Adviser International Forty Fund $0.0224
Janus Adviser Long/Short Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0

T-Class
Janus Adviser Forty Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser International Equity Fund $0
Janus Adviser International Forty Fund $0
Janus Adviser Long/Short Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

S-Shares
Janus Adviser Forty Fund $97,470
Janus Adviser Global Real Estate Fund $54
Janus Adviser INTECH Risk-Managed Growth Fund $2,053
Janus Adviser INTECH Risk-Managed International Fund $264
Janus Adviser INTECH Risk-Managed Value Fund $27
Janus Adviser International Equity Fund $463
Janus Adviser International Forty Fund $128
Janus Adviser Long/Short Fund $407
Janus Adviser Modular Portfolio Construction(R) Fund $52
Janus Adviser Perkins Large Cap Value Fund $50

C-Shares
Janus Adviser Forty Fund $17,272
Janus Adviser Global Real Estate Fund $62
Janus Adviser INTECH Risk-Managed Growth Fund $518
Janus Adviser INTECH Risk-Managed International Fund $264
Janus Adviser INTECH Risk-Managed Value Fund $38
Janus Adviser International Equity Fund $1,696
Janus Adviser International Forty Fund $93
Janus Adviser Long/Short Fund $9,017
Janus Adviser Modular Portfolio Construction(R) Fund $147
Janus Adviser Perkins Large Cap Value Fund $50

A-Shares
Janus Adviser Forty Fund $45,393
Janus Adviser Global Real Estate Fund $108
Janus Adviser INTECH Risk-Managed Growth Fund $1,860
Janus Adviser INTECH Risk-Managed International Fund $280
Janus Adviser INTECH Risk-Managed Value Fund $467
Janus Adviser International Equity Fund $7,182
Janus Adviser International Forty Fund $381
Janus Adviser Long/Short Fund $7,722
Janus Adviser Modular Portfolio Construction(R) Fund $198
Janus Adviser Perkins Large Cap Value Fund $64

R-Shares
Janus Adviser Forty Fund $5,056
Janus Adviser International Equity Fund $74
Janus Adviser Long/Short Fund $21


I-Shares
Janus Adviser Forty Fund $23,448
Janus Adviser Global Real Estate Fund $1,501
Janus Adviser INTECH Risk-Managed Growth Fund $83,026
Janus Adviser INTECH Risk-Managed International Fund $355
Janus Adviser INTECH Risk-Managed Value Fund $8,090
Janus Adviser International Equity Fund $7,861
Janus Adviser International Forty Fund $210
Janus Adviser Long/Short Fund $5,107
Janus Adviser Modular Portfolio Construction(R) Fund $89
Janus Adviser Perkins Large Cap Value Fund $2,591

T-Class
Janus Adviser Forty Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser International Equity Fund $0
Janus Adviser International Forty Fund $0
Janus Adviser Long/Short Fund $0
Janus Adviser Modular Portfolio Construction(R) Fund $0
Janus Adviser Perkins Large Cap Value Fund $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

S-Shares
Janus Adviser Forty Fund $28.94
Janus Adviser Global Real Estate Fund $6.51
Janus Adviser INTECH Risk-Managed Growth Fund $9.77
Janus Adviser INTECH Risk-Managed International Fund $6.56
Janus Adviser INTECH Risk-Managed Value Fund $7.37
Janus Adviser International Equity Fund $9.24
Janus Adviser International Forty Fund $7.11
Janus Adviser Long/Short Fund $9.04
Janus Adviser Modular Portfolio Construction(R) Fund $8.75
Janus Adviser Perkins Large Cap Value Fund $11.13

C-Shares
Janus Adviser Forty Fund $28.27
Janus Adviser Global Real Estate Fund $6.53
Janus Adviser INTECH Risk-Managed Growth Fund $9.50
Janus Adviser INTECH Risk-Managed International Fund $6.57
Janus Adviser INTECH Risk-Managed Value Fund $7.35
Janus Adviser International Equity Fund $9.00
Janus Adviser International Forty Fund $7.09
Janus Adviser Long/Short Fund $8.81
Janus Adviser Modular Portfolio Construction(R) Fund $8.74
Janus Adviser Perkins Large Cap Value Fund $11.11

A-Shares
Janus Adviser Forty Fund $29.27
Janus Adviser Global Real Estate Fund $6.50
Janus Adviser INTECH Risk-Managed Growth Fund $9.80
Janus Adviser INTECH Risk-Managed International Fund $6.56
Janus Adviser INTECH Risk-Managed Value Fund $7.36
Janus Adviser International Equity Fund $9.11
Janus Adviser International Forty Fund $7.12
Janus Adviser Long/Short Fund $8.93
Janus Adviser Modular Portfolio Construction(R) Fund $8.76
Janus Adviser Perkins Large Cap Value Fund $11.14

R-Shares
Janus Adviser Forty Fund $28.56
Janus Adviser International Equity Fund $9.05
Janus Adviser Long/Short Fund $8.40

I-Shares
Janus Adviser Forty Fund $29.34
Janus Adviser Global Real Estate Fund $6.52
Janus Adviser INTECH Risk-Managed Growth Fund $9.72
Janus Adviser INTECH Risk-Managed International Fund $6.55
Janus Adviser INTECH Risk-Managed Value Fund $7.37
Janus Adviser International Equity Fund $9.11
Janus Adviser International Forty Fund $7.16
Janus Adviser Long/Short Fund $8.97
Janus Adviser Modular Portfolio Construction(R) Fund $8.79
Janus Adviser Perkins Large Cap Value Fund $11.14

T-Class
Janus Adviser Forty Fund $28.95
Janus Adviser Global Real Estate Fund $6.51
Janus Adviser INTECH Risk-Managed Growth Fund $9.76
Janus Adviser INTECH Risk-Managed International Fund $6.55
Janus Adviser INTECH Risk-Managed Value Fund $7.37
Janus Adviser International Equity Fund $9.10
Janus Adviser International Forty Fund $7.14
Janus Adviser Long/Short Fund $8.97
Janus Adviser Modular Portfolio Construction(R) Fund $8.78
Janus Adviser Perkins Large Cap Value Fund $11.13